UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

February 20, 2004

Date of Report (Date of earliest event reported)

Euronet Worldwide, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-22167	74-2806888
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4601 College Boulevard

Leawood, Kansas 66211

(Address of principal executive offices)

(913) 327-4600

(Registrant’s telephone number, including area code)

Item 5	— Other Events and Required FD Disclosure

On February 20, 2004, the registrant furnished the press release attached hereto as Exhibit 99.1 under Item 12 of Form 8-K. The registrant hereby files this press release under Item 5 of this Form 8-K so as to specifically incorporate the information contained in the press release into the registrant’s filings under the Securities Act of 1933.

Item 7	— Exhibits

Exhibit 99.1: Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Euronet Worldwide, Inc.

/s/ Jeffrey B. Newman

Executive Vice President

Date: February 25, 2004

Index to Exhibits

Exhibit 99.1: Press Release